UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ZIOPHARM Oncology, Inc.

(Name of Registrant as Specified in Its Charter)

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ZIOPHARM ONCOLOGY, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 29, 2020. ZIOPHARM ONCOLOGY, INC. ATTN: CORPORATE SECRETARY ONE FIRST AVENUE, PARRIS BLDG #34 THIRD FLOOR, NAVY YARD PLAZA BOSTON, MA 02129 See the reverse side of this notice to obtain proxy materials and voting instructions. D17613-P40923 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: May 1, 2020 Date: June 29, 2020 Time: 9:00 AM ET Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/ZIOP2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ZIOP2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).

D17614-P40923 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 15, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K FORM 10-KA Proxy Materials Available to VIEW or RECEIVE: Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/ZIOP2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items
Nominees:
2. To ratify the selection by the audit committee of the board of directors of RSM US LLP as the Company’s independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.
3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.
4. To approve the Company’s 2020 Equity Incentive Plan.
5. To approve an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 250,000,000 shares to 445,000,000 shares.
NOTE: To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.
Due to public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held in virtual format only.
1. Election of Directors
The Board of Directors recommends you vote FOR
the following:
The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.
01) Christopher Bowden
02) Scott Braunstein
03) Laurence J. N. Cooper
04) Elan Z. Ezickson
05) Heidi Hagen
06) Douglas W. Pagan
07) Scott Tarriff
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